Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE

AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 3D Pioneer Systems, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alexandros Tsingos, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sect. 1350, as adopted pursuant to Sect. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 23rd day of December, 2013.

/s/ Alexandros Tsingos

Alexandros Tsingos, CEO, CFO

A signed original of this written statement required by Section 906 has been provided to 3D Pioneer Systems, Inc. and will be retained by 3D Pioneer Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.